UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2007

Legg Mason Partners Investment Grade Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Investment Grade Bond Fund

Annual Report • December 31, 2007

What’s

Inside

Fund Objective

The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to

Legg Mason Partners Investment Grade Bond Fund         I

mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields fell from 4.71% to 4.04%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.97%.

Increased investor risk aversion during the summer of 2007 and toward the end of the reporting period tempered the gains in the high-yield bond market over the 12 months ended December 31, 2007. During that period, the Citigroup High Yield Market Indexv returned 1.84%. While high-yield bond prices rallied several times during the period, flights to quality in June and July, as well as in November, dragged down the sector, despite continued low default rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II         Legg Mason Partners Investment Grade Bond Fund

Special Shareholder Notices

Effective August 24, 2007, the Fund is managed by a Western Asset Management Company (“Western Asset”) team of portfolio managers, sector specialists and investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Jeffrey D. Van Schaick, Carl L. Eichstaedt, Edward A. Moody and Mark S. Lindbloom. The team is responsible for the day-to-day operations of the Fund. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc.

In addition, effective August 24, 2007, the Fund’s benchmark changed from the Lehman Brothers Long-Term Credit Bond Indexvi and the Citigroup Credit 10yr+ Indexvii to the Lehman Brothers U.S. Credit Indexviii.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

/s/

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2008

Legg Mason Partners Investment Grade Bond Fund         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi	The Lehman Brothers Long-Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds.

vii	The Citigroup Credit 10yr+ Index is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years.

viii	The Lehman Brothers U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

IV         Legg Mason Partners Investment Grade Bond Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)ii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively.

In 2007, the corporate bond market, as measured by the Lehman Brothers U.S. Credit Indexv, experienced its worst annual performance relative to U.S. Treasurys in over 20 years. The asset class underperformed similar duration U.S. Treasurys by 4.64%. Particularly hard hit was the Finance sub-sector as subprime mortgage-related write-offs by banks, brokerage and insurance companies of over $150 billion reduced investor confidence. Defensive areas of the corporate bond market outperformed more cyclical sectors. Specifically, Communications, Energy and Consumer Non-Cyclical corporate bonds returned 6.91%, 6.46% and 6.53%, respectively. In contrast, Home Construction, Building Materials and Retailers returned -5.56%, 4.03% and 3.32%, respectively.

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners Investment Grade Bond Fund, excluding sales charges, returned 1.63%. The Fund’s new unmanaged benchmark, the Lehman Brothers U.S. Credit Index, and its former unmanaged benchmarks, the Lehman Brothers Long-Term Credit Bond Indexvi and the Citigroup Credit 10yr+ Indexvii, returned 5.11%, 3.60% and 4.05%, respectively, for the same period. The Lipper Corporate Debt Funds A-Rated Category Average1 increased 4.47% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 172 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         1

Performance Snapshot as of December 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Investment Grade Bond Fund — Class A Shares	1.15%	1.63%

Lehman Brothers U.S. Credit Index	4.31%	5.11%

Lehman Brothers Long-Term Credit Bond Index	4.42%	3.60%

Citigroup Credit 10yr+ Index	4.97%	4.05%

Lipper Corporate Debt Funds A-Rated Category Average[1]	3.80%	4.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 0.79%, Class C shares returned 0.77% and Class I shares returned 1.10% over the six months ended December 31, 2007. Excluding sales charges, Class B shares returned 0.91%, Class C shares returned 0.91% and Class I shares returned 1.80% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for the period ending December 31, 2007 for Class A, B, C and I shares were 4.56%, 4.13%, 4.02% and 4.89%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.06%, 1.71%, 1.74% and 0.64%, respectively.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. For the 12-month period ended December 31, 2007, the Fund’s allocation to U.S. Treasurys was beneficial to results as they significantly outperformed U.S. corporate bonds given increased investor risk aversion and several flights to quality. Within the corporate bond market, the Fund’s overweights in the Communications and Consumer Non-Cyclical sectors were positive contributors to performance.

What were the leading detractors from performance?

A. During the reporting period, the Fund’s overweight in the Financials sector detracted from performance given the fallout from the subprime mortgage market. Within the Financials sector, the Fund’s holdings in certain Bank and Insurance company debt significantly detracted from performance as, overall, they gained only 0.30% during the fiscal year.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 175 funds for the six-month period and among the 172 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Overall issue selection was also a negative contributor to results. During the 12-month period, seven of the Fund’s largest 10 overweight positions underperformed the benchmark and nine of 10 of the Fund’s largest underweight positions outperformed the benchmark. Additionally, an overweight to weak performing BBB-rated securities and an underweight to strong performing AAA-rated securities detracted from performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. The benchmark against which the Fund’s performance is compared changed during the period. However, this change had no major impact on the way the portfolio has been managed.

Thank you for your investment in Legg Mason Partners Investment Grade Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 15, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund has greater sensitivity to changes in interest rates than a fund investing in securities with shorter maturities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Lehman Brothers U.S. Credit Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

vi	The Lehman Brothers Long-Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds.

vii	The Citigroup Credit 10yr+ Index is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.15%	$1,000.00	$1,011.50	1.12%	$5.68

Class B	0.79	1,000.00	1,007.90	1.83	9.26

Class C	0.77	1,000.00	1,007.70	1.84	9.31

Class I	1.10	1,000.00	1,011.00	0.63	3.19

(1)	For the six months ended December 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.56	1.12%	$5.70

Class B	5.00	1,000.00	1,015.98	1.83	9.30

Class C	5.00	1,000.00	1,015.93	1.84	9.35

Class I	5.00	1,000.00	1,022.03	0.63	3.21

(1)	For the six months ended December 31, 2007.

(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/07	1.63%	0.91%	0.91%	1.80%

Five Years Ended 12/31/07	3.62	3.01	3.01	3.99

Ten Years Ended 12/31/07	4.91	4.34	4.38	5.28

	With Sales Charges(3)
	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/07	(2.69)%	(3.43)%	(0.06)%	1.80%

Five Years Ended 12/31/07	2.72	2.85	3.01	3.99

Ten Years Ended 12/31/07	4.45	4.34	4.38	5.28

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/97 through 12/31/07)	61.49%

Class B (12/31/97 through 12/31/07)	53.00

Class C (12/31/97 through 12/31/07)	53.48

Class I (12/31/97 through 12/31/07)	67.36

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%, Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of Legg Mason Partners Investment Grade Bond Fund vs. the Lehman Brothers U.S. Credit Index, Lehman Brothers Long-Term Credit Bond Index, Citigroup Credit 10yr+ Index and Lipper Corporate Debt Funds A-Rated Category Average† (December 1997 — December 2007)

†	Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1997, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The Lehman Brothers U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The Lehman Brothers Long-Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds. The Citigroup Credit 10yr+ Index is a unmanaged broad-based index of corporate bonds with maturities greater than 10 years. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note an investor cannot invest directly in an index. The Lipper Corporate Debt Funds A-Rated Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the performance of Class B shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS INVESTMENT GRADE BOND FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 92.2%
Aerospace & Defense — 0.4%
$2,370,000	United Technologies Corp., Senior Notes, 5.400% due 5/1/35	$2,210,456

Automobiles — 1.5%
3,850,000	Ford Motor Co., Notes, 7.450% due 7/16/31	2,877,875
6,560,000	General Motors Corp., Senior Debentures, 8.375% due 7/15/33	5,313,600

	Total Automobiles	8,191,475

Beverages — 0.9%
5,486,000	Diageo Capital PLC, Notes, 4.850% due 5/15/18	5,083,948

Building Products — 0.5%
2,919,000	GTL Trade Finance Inc., 7.250% due 10/20/17 (a)	2,967,812

Capital Markets — 7.7%
3,026,000	Bear Stearns Co. Inc., Subordinated Notes, 5.550% due 1/22/17	2,716,604
1,335,000	Deutsche Bank AG London, 5.375% due 10/12/12	1,369,349
3,680,000	Goldman Sachs Capital II, 5.793% due 6/1/12 (b)(c)	3,279,472
	Kaupthing Bank HF:
1,963,000	Notes, 5.750% due 10/4/11 (a)	1,847,725
3,927,000	Subordinated Notes, 7.125% due 5/19/16 (a)	3,605,579
4,812,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (b)(c)	4,292,713
4,081,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17	4,136,677
	Merrill Lynch & Co. Inc.:
2,670,000	Senior Notes, 6.400% due 8/28/17	2,717,459
	Subordinated Notes:
5,790,000	5.700% due 5/2/17	5,528,194
1,309,000	6.110% due 1/29/37	1,159,748
	Morgan Stanley:
5,460,000	Senior Notes, 5.250% due 11/2/12	5,463,942
1,750,000	Senior Notes, Medium-Term Notes, 6.250% due 8/28/17	1,782,259
5,606,000	UBS Preferred Funding Trust, Subordinated Notes, Series 1, 6.243% due 5/15/16 (b)(c)	5,406,410

	Total Capital Markets	43,306,131

Commercial Banks — 11.8%
3,280,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	3,321,000
2,150,000	BAC Capital Trust XIV, 5.630% due 12/31/49 (b)(c)	1,909,652
3,026,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (a)(b)	3,007,541
3,680,000	Barclays Bank PLC, Junior Subordinated Bonds, 7.434% due 12/15/17 (a)(b)(c)	3,830,792
1,232,000	Comerica Capital Trust II, Capital Securities, 6.576% due 2/20/37 (b)	986,700
	Glitnir Banki HF:
1,963,000	Notes, 6.330% due 7/28/11 (a)	1,920,544
3,758,000	Subordinated Bonds, 7.451% due 9/14/16 (a)(b)(c)	3,463,399
2,857,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)	2,880,288
2,472,000	HSBK Europe BV, 7.250% due 5/3/17 (a)	2,163,000

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         9

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Commercial Banks — 11.8% (continued)
	ICICI Bank Ltd., Subordinated Bonds:
$735,000	6.375% due 4/30/22 (a)(b)	$666,463
438,000	6.375% due 4/30/22 (a)(b)	392,612
1,980,000	Landsbanki Islands HF, 7.431% due 10/19/17 (a)(b)(c)	1,903,459
7,323,000	RBS Capital Trust III, Subordinated Notes, 5.512% due 9/30/14 (b)(c)(d)	6,741,261
4,364,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(c)	4,336,271
300,000	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17 (b)(c)	308,955
6,753,000	Russian Agricultural Bank, Loan Participation Notes, 7.175% due 5/16/13 (a)(d)	6,947,486
5,272,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(c)	4,482,850
366,000	SunTrust Bank, Subordinated Notes, 5.450% due 12/1/17	350,868
2,256,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (b)(c)	1,883,207
1,420,000	SunTrust Preferred Capital I, 5.853% due 12/15/11 (b)	1,254,214
	TuranAlem Finance BV, Bonds:
1,948,000	8.250% due 1/22/37 (a)	1,670,410
423,000	8.250% due 1/22/37 (a)	361,665
2,271,000	VTB Capital SA for Vneshtorgbank, Loan Participation Notes, 5.494% due 8/1/08 (a)(b)	2,251,129
	Wachovia Corp.:
1,124,000	Senior Notes, 5.750% due 6/15/17	1,119,141
3,811,000	Subordinated Notes, 5.625% due 10/15/16	3,763,949
3,140,000	Wells Fargo & Co., Senior Notes, 5.250% due 10/23/12	3,195,588
1,809,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	1,693,888

	Total Commercial Banks	66,806,332

Commercial Services & Supplies — 0.4%
1,717,000	Waste Management Inc., Senior Notes, 7.750% due 5/15/32	1,953,324

Consumer Finance — 3.4%
4,129,000	Aiful Corp., Notes, 6.000% due 12/12/11 (a)	3,958,163
5,159,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (b)	5,239,537
1,000,000	Capital One Financial Corp., Senior Notes, 6.750% due 9/15/17	960,791
3,875,000	General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31	3,258,375
1,902,000	Nelnet Inc., Notes, 7.400% due 9/29/36 (b)	1,828,689
	SLM Corp., Medium-Term Notes:
40,000	5.000% due 10/1/13	35,103
3,272,000	5.375% due 5/15/14	2,912,843
454,000	5.050% due 11/14/14	392,960
816,000	5.625% due 8/1/33	632,585

	Total Consumer Finance	19,219,046

Diversified Financial Services — 12.6%
3,734,000	AES El Salvador Trust, Senior Notes, 6.750% due 2/1/16 (a)	3,720,931
1,752,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)	1,591,489
1,155,000	American Express Travel Related Services Co., Senior Notes, 5.250% due 11/21/11 (a)	1,158,584

See Notes to Financial Statements.

10         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Diversified Financial Services — 12.6% (continued)
$3,542,000	Capital One Bank, Notes, 5.750% due 9/15/10	$3,545,000
2,680,000	Capital One Capital IV, Capital Securities, 6.745% due 2/17/37 (b)	1,997,910
1,417,000	Capmark Financial Group Inc., 5.875% due 5/10/12 (a)	1,122,661
	General Electric Capital Corp.:
2,400,000	6.375% due 11/15/67 (b)	2,482,486
6,757,000	Global Medium-Term Notes, 6.000% due 6/15/12 (d)	7,090,512
770,000	Medium-Term Notes, 6.750% due 3/15/32	877,005
	Senior Notes, Medium-Term Notes:
4,960,000	5.250% due 10/19/12	5,078,132
3,120,000	6.150% due 8/7/37	3,326,416
1,240,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (a)(b)	1,184,671
2,695,000	Goldman Sachs Capital I, Capital Securities, 6.345% due 2/15/34	2,441,231
1,933,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (a)(b)	1,850,210
5,351,000	International Lease Finance Corp., Notes, 5.875% due 5/1/13	5,445,766
	JPMorgan Chase & Co., Subordinated Notes:
5,082,000	6.625% due 3/15/12	5,363,756
3,850,000	6.125% due 6/27/17	3,931,797
1,263,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (b)(c)	1,198,159
	Residential Capital LLC:
5,000,000	8.544% due 4/17/09 (a)(b)	2,487,500
	Senior Notes:
6,276,000	6.000% due 2/22/11	3,938,190
273,000	8.000% due 6/1/12	169,260
2,194,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (a)(b)(c)	2,032,127
	TNK-BP Finance SA:
1,394,000	7.500% due 7/18/16 (a)	1,353,922
1,170,000	Senior Notes, 7.875% due 3/13/18 (a)	1,161,225
7,238,000	ZFS Finance USA Trust II, Bonds, 6.450% due 12/15/65 (a)(b)(d)	6,755,906

	Total Diversified Financial Services	71,304,846

Diversified Telecommunication Services — 7.0%
2,133,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	2,627,227
	British Telecommunications PLC:
1,155,000	Bonds, 9.125% due 12/15/30	1,533,060
639,000	Notes, 8.625% due 12/15/10	701,665
4,478,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	4,489,464
	Embarq Corp.:
2,718,000	Notes, 7.995% due 6/1/36	2,872,611
1,886,000	Senior Notes, 6.738% due 6/1/13	1,953,032
	France Telecom SA, Notes:
2,117,000	7.750% due 3/1/11	2,277,001
1,347,000	8.500% due 3/1/31	1,751,653
	Koninklijke KPN NV, Senior Notes:
1,709,000	8.000% due 10/1/10	1,833,974
1,725,000	8.375% due 10/1/30	2,074,093
1,848,000	SBC Communications Inc., Notes, 5.100% due 9/15/14	1,831,445
3,850,000	Telecom Italia Capital SpA, Senior Notes, 6.000% due 9/30/34	3,756,014

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         11

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Diversified Telecommunication Services — 7.0% (continued)
$2,695,000	Telefonica Emisiones SAU, Senior Notes, 7.045% due 6/20/36	$3,022,265
	Verizon Global Funding Corp.:
	Notes:
3,080,000	7.375% due 9/1/12	3,404,031
1,540,000	7.750% due 6/15/32	1,808,582
2,864,000	Senior Notes, 5.850% due 9/15/35	2,810,959
514,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	545,859

	Total Diversified Telecommunication Services	39,292,935

Electric Utilities — 3.6%
1,040,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (a)	1,066,000
	Enersis SA, Notes:
186,000	7.375% due 1/15/14	199,368
264,000	7.400% due 12/1/16	286,562
1,925,000	Exelon Corp., Senior Notes, 6.750% due 5/1/11	2,013,415
	FirstEnergy Corp., Notes:
2,628,000	6.450% due 11/15/11	2,716,020
5,883,000	7.375% due 11/15/31	6,473,989
3,835,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	3,841,140
3,080,000	Progress Energy Inc., Senior Notes, 7.750% due 3/1/31	3,646,581

	Total Electric Utilities	20,243,075

Energy Equipment & Services — 0.6%
685,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17 (a)	677,169
2,760,000	Transocean Inc., 5.250% due 3/15/13	2,769,232

	Total Energy Equipment & Services	3,446,401

Food & Staples Retailing — 2.0%
1,448,000	CVS Corp., Senior Notes, 5.750% due 8/15/11	1,484,443
1,186,000	Delhaize Group, 6.500% due 6/15/17	1,215,441
2,887,000	Kroger Co., Senior Notes, 6.750% due 4/15/12	3,067,256
	Safeway Inc.:
750,000	Notes, 5.800% due 8/15/12	776,786
3,100,000	Senior Notes, 6.350% due 8/15/17	3,236,837
1,530,000	Wal-Mart Stores Inc., Senior Notes, 6.500% due 8/15/37	1,616,549

	Total Food & Staples Retailing	11,397,312

Food Products — 0.3%
1,360,000	Tyson Foods Inc., Senior Notes, 6.850% due 4/1/16	1,402,371

Gas Utilities — 0.6%
3,657,000	AGL Capital Corp., Senior Notes, 4.950% due 1/15/15	3,413,992

Health Care Equipment & Supplies — 0.7%
2,572,000	Baxter International Inc., Senior Notes, 5.900% due 9/1/16	2,676,933
1,209,000	Hospira Inc., Senior Notes, 6.050% due 3/30/17	1,216,938

	Total Health Care Equipment & Supplies	3,893,871

See Notes to Financial Statements.

12         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Health Care Providers & Services — 4.2%
$2,695,000	Aetna Inc., Senior Notes, 6.000% due 6/15/16	$2,725,648
1,671,000	Cardinal Health Inc., Notes, 6.300% due 10/15/16 (a)	1,715,534
3,303,000	HCA Inc., Senior Notes, 6.500% due 2/15/16	2,807,550
3,657,000	Humana Inc., Senior Notes, 6.300% due 8/1/18	3,586,420
1,432,000	Quest Diagnostic Inc., Senior Notes, 5.125% due 11/1/10	1,459,420
5,236,000	UnitedHealth Group Inc., Senior Notes, 5.000% due 8/15/14	5,075,003
2,603,000	Universal Health Services Inc., Notes, 7.125% due 6/30/16	2,775,069
3,380,000	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12	3,517,072

	Total Health Care Providers & Services	23,661,716

Household Durables — 1.4%
1,232,000	Black & Decker Corp., Senior Notes, 5.750% due 11/15/16	1,231,478
3,781,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	2,779,035
5,197,000	Lennar Corp., Senior Notes, 5.600% due 5/31/15	3,986,213

	Total Household Durables	7,996,726

Independent Power Producers & Energy Traders — 1.1%
	Energy Future Holdings, Senior Notes:
590,000	10.875% due 11/1/17 (a)	595,900
2,580,000	11.250% due 11/1/17 (a)(b)(e)	2,618,700
	TXU Corp., Senior Notes:
38,000	5.550% due 11/15/14	30,521
3,349,000	6.500% due 11/15/24	2,459,539
1,043,000	6.550% due 11/15/34	760,042

	Total Independent Power Producers & Energy Traders	6,464,702

Industrial Conglomerates — 0.8%
	Tyco International Group SA:
	Notes:
100,000	6.125% due 11/1/08	100,880
40,000	6.125% due 1/15/09	40,508
4,000,000	6.875% due 1/15/29	4,062,372
320,000	Senior Notes, 6.375% due 10/15/11	331,443

	Total Industrial Conglomerates	4,535,203

Insurance — 3.3%
1,078,000	ACE INA Holdings Inc., Senior Notes, 5.700% due 2/15/17	1,070,173
1,771,000	Allstate Corp., 6.500% due 5/15/57 (b)	1,653,391
2,064,000	American International Group Inc., Junior Subordinated Debentures, 6.250% due 3/15/37	1,851,872
1,301,000	Chubb Corp., Junior Subordinated Notes, 6.375% due 3/29/37 (b)	1,271,198
1,063,000	Everest Reinsurance Holdings Inc., 6.600% due 5/15/37 (b)	943,073
1,240,000	Liberty Mutual Group, Junior Subordinated Bonds, 7.800% due 3/15/37 (a)	1,105,925
4,027,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	3,702,235
1,424,000	Prudential Financial Inc., Medium-Term Notes, 5.700% due 12/14/36	1,266,913
4,066,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	3,819,544
1,709,000	Willis North America Inc., Senior Notes, 5.625% due 7/15/15	1,667,324

	Total Insurance	18,351,648

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         13

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

IT Services — 0.6%
	Electronic Data Systems Corp., Notes:
$1,917,000	7.125% due 10/15/09	$1,979,789
1,540,000	7.450% due 10/15/29	1,584,343

	Total IT Services	3,564,132

Leisure Equipment & Products — 0.2%
1,300,000	Hasbro Inc., Senior Notes, 6.300% due 9/15/17	1,332,543

Media — 5.6%
	Comcast Corp., Notes:
4,235,000	6.500% due 1/15/17	4,423,169
5,956,000	6.450% due 3/15/37	6,084,370
3,850,000	News America Holdings Inc., Senior Debentures, 8.500% due 2/23/25	4,599,091
1,910,000	News America Inc., Notes, 6.150% due 3/1/37	1,851,157
2,289,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13	2,351,567
3,850,000	Time Warner Cos. Inc., Debentures, 7.570% due 2/1/24	4,185,458
1,563,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	1,888,309
601,000	Time Warner Inc., Senior Debentures, 7.700% due 5/1/32	669,680
	Viacom Inc., Senior Notes:
1,440,000	5.750% due 4/30/11	1,459,205
3,850,000	8.625% due 8/1/12	4,342,985

	Total Media	31,854,991

Metals & Mining — 2.6%
7,469,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (d)	8,029,175
6,689,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (d)	6,800,111

	Total Metals & Mining	14,829,286

Multi-Utilities — 1.0%
5,467,000	Consolidated Edison Co. of New York, Senior Notes, 5.375% due 12/15/15	5,454,934

Multiline Retail — 0.9%
1,350,000	Macys Retail Holdings Inc., 5.875% due 1/15/13	1,323,909
3,965,000	May Department Stores Co., 6.650% due 7/15/24	3,671,471

	Total Multiline Retail	4,995,380

Oil, Gas & Consumable Fuels — 8.7%
5,867,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31 (d)	6,615,576
1,016,000	Apache Corp., Senior Notes, 6.000% due 1/15/37	1,011,130
3,696,000	Burlington Resources Finance Co., Senior Notes, 6.680% due 2/15/11	3,914,434
378,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	432,978
1,710,000	DCP Midstream LLC, Senior Notes, 6.750% due 9/15/37 (a)	1,734,701
2,040,000	Devon Financing Corp. ULC, Debentures, 7.875% due 9/30/31	2,474,581
2,200,000	EOG Resources Inc., Senior Notes, 5.875% due 9/15/17	2,259,662
	Gazprom, Loan Participation Notes:
1,694,000	6.212% due 11/22/16 (a)	1,629,459
878,000	Senior Notes, 6.510% due 3/7/22 (a)	836,910
354,000	Hess Corp., Notes, 7.300% due 8/15/31	398,820
1,070,000	Intergas Finance BV, 6.375% due 5/14/17 (a)	963,000

See Notes to Financial Statements.

14         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Oil, Gas & Consumable Fuels — 8.7% (continued)
$493,000	Kerr-McGee Corp., Notes, 7.875% due 9/15/31	$589,561
	Kinder Morgan Energy Partners LP:
2,040,000	Medium-Term Notes, 6.950% due 1/15/38	2,147,900
770,000	Senior Notes, 7.125% due 3/15/12	823,822
2,618,000	Kinder Morgan Finance Company, ULC, Notes, 6.400% due 1/5/36	2,175,168
1,270,000	LUKOIL International Finance BV, 6.356% due 6/7/17 (a)	1,208,659
	Pemex Project Funding Master Trust:
210,000	6.625% due 6/15/35 (a)	222,397
10,175,000	Senior Bonds, 6.625% due 6/15/35 (d)	10,775,671
1,132,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	1,160,300
2,479,000	Petroplus Finance Ltd., Senior Note, 7.000% due 5/1/17 (a)	2,280,680
3,888,000	Valero Energy Corp., Notes, 4.750% due 6/15/13	3,774,206
1,860,000	XTO Energy Inc., Senior Notes, 6.100% due 4/1/36	1,821,784

	Total Oil, Gas & Consumable Fuels	49,251,399

Paper & Forest Products — 0.4%
1,979,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	2,080,119

Pharmaceuticals — 0.6%
3,080,000	Wyeth, Notes, 6.950% due 3/15/11	3,284,124

Real Estate Investment Trusts (REITs) — 0.6%
3,715,000	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	3,213,456

Road & Rail — 0.5%
2,988,000	Union Pacific Corp., Debentures, 6.625% due 2/1/29	3,053,736

Thrifts & Mortgage Finance — 2.2%
6,260,000	Countrywide Financial Corp., Medium-Term Notes, 5.800% due 6/7/12	4,577,055
	Washington Mutual Inc.:
5,486,000	Notes, 4.200% due 1/15/10	4,903,272
3,842,000	Subordinated Notes, 4.625% due 4/1/14	3,005,616

	Total Thrifts & Mortgage Finance	12,485,943

Tobacco — 0.6%
1,312,000	Altria Group Inc., Notes, 7.000% due 11/4/13	1,469,034
1,540,000	Reynolds American Inc., 7.625% due 6/1/16	1,644,714

	Total Tobacco	3,113,748

Wireless Telecommunication Services — 2.9%
2,050,000	America Movil SAB de CV, 5.625% due 11/15/17	2,013,295
	New Cingular Wireless Services Inc.:
1,386,000	Notes, 8.125% due 5/1/12	1,542,536
2,830,000	Senior Notes, 8.750% due 3/1/31	3,678,072
	Sprint Capital Corp.:
1,320,000	Global Notes, 6.900% due 5/1/19	1,313,789
1,550,000	Notes, 8.750% due 3/15/32	1,751,854
1,540,000	Senior Notes, 8.375% due 3/15/12	1,669,335
4,774,000	Vodafone Group PLC, Notes, 5.000% due 9/15/15	4,608,323

	Total Wireless Telecommunication Services	16,577,204

	TOTAL CORPORATE BONDS & NOTES (Cost — $535,271,479)	520,234,317

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         15

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
	Thornburg Mortgage Securities Trust:
$2,152,628	6.220% due 7/25/37 (b)	$2,135,422
2,330,274	6.231% due 7/25/37 (b)	2,340,321

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $4,442,615)	4,475,743

SOVEREIGN BONDS — 2.4%
Canada — 0.8%
3,850,000	Province of Saskatchewan, Debentures, 8.000% due 2/1/13	4,442,115

Mexico — 0.6%
	United Mexican States, Medium-Term Notes:
494,000	7.500% due 4/8/33	590,266
2,582,000	Series A, 6.750% due 9/27/34	2,856,983

	Total Mexico	3,447,249

Supranational — 1.0%
5,236,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	5,592,032

	TOTAL SOVEREIGN BONDS (Cost — $12,870,253)	13,481,396

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.6%
U.S. Government Obligations — 2.6%
	U.S. Treasury Notes:
1,130,000	6.000% due 8/15/09	1,181,998
8,500,000	4.500% due 4/30/12 (d)	8,881,837
1,040,000	4.125% due 8/31/12	1,071,119
3,500,000	4.250% due 11/15/17	3,562,072

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $14,210,191)	14,697,026

Shares
PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Thrifts & Mortgage Finance — 0.6%
74,000	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%	1,935,100
52,000	Federal National Mortgage Association (FNMA), 8.250%	1,339,000

	TOTAL PREFERRED STOCKS (Cost — $3,150,000)	3,274,100

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $569,944,538)	556,162,582

See Notes to Financial Statements.

16         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 0.2%
U.S. Government Agencies — 0.1%
	Federal National Mortgage Association (FNMA):
$75,000	4.220% due 3/20/08 (f)(g)	$74,336
	Discount Notes:
460,000	5.203% due 3/17/08 (f)(g)	456,086
75,000	4.613% due 3/19/08 (f)(g)	74,345
110,000	4.204% due 4/30/08 (f)(g)	108,518

	Total U.S. Government Agencies (Cost — $712,199)	713,285

Repurchase Agreement — 0.1%
541,000	Morgan Stanley tri-party repurchase agreement dated 12/31/07, 4.250% due 1/2/08; Proceeds at maturity — $541,128; (Fully collateralized by U.S. government agency obligation, 5.250% due 10/6/11; Market value — $560,217) (Cost — $541,000) (d)	541,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,253,199)	1,254,285

	TOTAL INVESTMENTS — 98.8% (Cost — $571,197,737#)	557,416,867
	Other Assets in Excess of Liabilities — 1.2%	6,953,340

	TOTAL NET ASSETS — 100.0%	$564,370,207

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	All or a portion of this security is segregated for open futures contracts.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Rate shown represents yield-to-maturity.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $574,118,574.

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         17

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $571,197,737)	$557,416,867
Cash	93,579
Interest receivable	9,010,419
Receivable for Fund shares sold	400,367
Prepaid expenses	38,116

Total Assets	566,959,348

LIABILITIES:
Payable for Fund shares repurchased	1,245,997
Transfer agent fees payable	335,925
Investment management fee payable	308,152
Distributions payable	210,604
Payable to broker — variation margin on open futures contracts	202,703
Distribution fees payable	186,467
Trustees’ fees payable	8,718
Accrued expenses	90,575

Total Liabilities	2,589,141

Total Net Assets	$564,370,207

NET ASSETS:
Par value (Note 7)	$481
Paid-in capital in excess of par value	599,230,571
Undistributed net investment income	9,541
Accumulated net realized loss on investments and futures contracts	(21,139,712)
Net unrealized depreciation on investments and futures contracts	(13,730,674)

Total Net Assets	$564,370,207

Shares Outstanding:
Class A	33,982,423

Class B	8,269,685

Class C	5,848,858

Class I	23,652

Net Asset Value:
Class A (and redemption price)	$11.74

Class B *	$11.71

Class C *	$11.67

Class I (and redemption price)	$11.72

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.26

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Interest	$41,393,539

EXPENSES:
Investment management fee (Note 2)	4,426,880
Distribution fees (Notes 2 and 5)	2,370,850
Transfer agent fees (Note 5)	1,327,169
Legal fees	145,920
Shareholder reports (Note 5)	109,055
Registration fees	57,881
Audit and tax	35,406
Insurance	15,853
Trustees’ fees	12,579
Custody fees	8,634
Miscellaneous expenses	9,893

Total Expenses	8,520,120
Less: Fees paid indirectly (Note 1)	(393)

Net Expenses	8,519,727

Net Investment Income	32,873,812

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(2,390,087)
Futures contracts	(2,761,700)

Net Realized Loss	(5,151,787)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(17,951,172)
Futures contracts	36,496

Change in Net Unrealized Appreciation/Depreciation	(17,914,676)

Net Loss on Investments and Futures Contracts	(23,066,463)

Increase in Net Assets From Operations	$9,807,349

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         19

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment income	$32,873,812	$43,013,350
Net realized loss	(5,151,787)	(7,807,991)
Change in net unrealized appreciation/depreciation	(17,914,676)	(12,836,630)

Increase in Net Assets From Operations	9,807,349	22,368,729

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(34,706,691)	(45,887,994)

Decrease in Net Assets From Distributions to Shareholders	(34,706,691)	(45,887,994)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	122,230,013	170,445,656
Reinvestment of distributions	26,571,050	27,351,616
Cost of shares repurchased	(348,998,710)	(364,929,905)

Decrease in Net Assets From Fund Share Transactions	(200,197,647)	(167,132,633)

Decrease in Net Assets	(225,096,989)	(190,651,898)
NET ASSETS:
Beginning of year	789,467,196	980,119,094

End of year*	$564,370,207	$789,467,196

* Includes undistributed (overdistributed) net investment income of:	$9,541	$(5,542)

See Notes to Financial Statements.

20         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$12.16	$12.42		$12.88	$12.92	$12.88

Income (Loss) From Operations:
Net investment income	0.58	0.57		0.54	0.56	0.58
Net realized and unrealized gain (loss)	(0.38)	(0.22)		(0.31)	0.25	0.08

Total Income From Operations	0.20	0.35		0.23	0.81	0.66

Less Distributions From:
Net investment income	(0.62)	(0.61)		(0.58)	(0.62)	(0.60)
Net realized gains	—	—		(0.11)	(0.23)	(0.02)

Total Distributions	(0.62)	(0.61)		(0.69)	(0.85)	(0.62)

Net Asset Value, End of Year	$11.74	$12.16		$12.42	$12.88	$12.92

Total Return(3)	1.63%	3.03%		1.82%	6.47%	5.22%

Net Assets, End of Year (millions)	$399	$435		$461	$438	$420

Ratios to Average Net Assets:
Gross expenses	1.10%	1.08	%(5)	1.05%	1.06%	1.03%
Net expenses	1.10 (4)	1.07	(5)(6)	1.05	1.05 (6)	1.03
Net investment income	4.87	4.78		4.24	4.37	4.45

Portfolio Turnover Rate	53%	94%		40%	43%	53%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	There was no impact to the expense ratio as a result of fees paid indirectly.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.06% (Note 12).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$12.13	$12.39		$12.85	$12.89	$12.86

Income (Loss) From Operations:
Net investment income	0.50	0.50		0.47	0.50	0.51
Net realized and unrealized gain (loss)	(0.39)	(0.22)		(0.31)	0.24	0.08

Total Income From Operations	0.11	0.28		0.16	0.74	0.59

Less Distributions From:
Net investment income	(0.53)	(0.54)		(0.51)	(0.55)	(0.54)
Net realized gains	—	—		(0.11)	(0.23)	(0.02)

Total Distributions	(0.53)	(0.54)		(0.62)	(0.78)	(0.56)

Net Asset Value, End of Year	$11.71	$12.13		$12.39	$12.85	$12.89

Total Return(3)	0.91%	2.36%		1.27%	5.94%	4.65%

Net Assets, End of Year (millions)	$97	$125		$161	$182	$208

Ratios to Average Net Assets:
Gross expenses	1.80%	1.72	%(5)	1.59%	1.56%	1.52%
Net expenses	1.80 (4)	1.72	(5)(6)	1.59	1.55 (6)	1.52
Net investment income	4.16	4.13		3.70	3.87	3.94

Portfolio Turnover Rate	53%	94%		40%	43%	53%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	There was no impact to the expense ratio as a result of fees paid indirectly.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.71% and 1.70%, respectively (Note 12).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$12.09	$12.35		$12.81	$12.87	$12.83

Income (Loss) From Operations:
Net investment income	0.50	0.49		0.46	0.49	0.52
Net realized and unrealized gain (loss)	(0.39)	(0.22)		(0.30)	0.24	0.08

Total Income From Operations	0.11	0.27		0.16	0.73	0.60

Less Distributions From:
Net investment income	(0.53)	(0.53)		(0.51)	(0.56)	(0.54)
Net realized gains	—	—		(0.11)	(0.23)	(0.02)

Total Distributions	(0.53)	(0.53)		(0.62)	(0.79)	(0.56)

Net Asset Value, End of Year	$11.67	$12.09		$12.35	$12.81	$12.87

Total Return(3)	0.91%	2.34%		1.24%	5.86%	4.80%

Net Assets, End of Year (millions)	$68	$71		$72	$60	$54

Ratios to Average Net Assets:
Gross expenses	1.80%	1.76	%(5)	1.69%	1.58%	1.44%
Net expenses	1.80 (4)	1.73	(5)(6)	1.69	1.57 (6)	1.44
Net investment income	4.18	4.12		3.61	3.85	4.02

Portfolio Turnover Rate	53%	94%		40%	43%	53%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	There was no impact to the expense ratio as a result of fees paid indirectly.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.74% and 1.72%, respectively (Note 12).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         23

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$12.16	$12.41		$12.87	$12.91	$12.87

Income (Loss) From Operations:
Net investment income	0.63	0.63		0.59	0.62	0.63
Net realized and unrealized gain (loss)	(0.41)	(0.22)		(0.31)	0.24	0.08

Total Income From Operations	0.22	0.41		0.28	0.86	0.71

Less Distributions From:
Net investment income	(0.66)	(0.66)		(0.63)	(0.67)	(0.65)
Net realized gains	—	—		(0.11)	(0.23)	(0.02)

Total Distributions	(0.66)	(0.66)		(0.74)	(0.90)	(0.67)

Net Asset Value, End of Year	$11.72	$12.16		$12.41	$12.87	$12.91

Total Return(3)	1.80%	3.54%		2.23%	6.87%	5.62%

Net Assets, End of Year (millions)	$0 (4)	$158		$286	$319	$269

Ratios to Average Net Assets:
Gross expenses	0.66%	0.65	%(6)	0.65%	0.65%	0.64%
Net expenses	0.66 (5)	0.65	(6)(7)	0.65	0.64 (7)	0.64
Net investment income	5.13	5.22		4.63	4.79	4.84

Portfolio Turnover Rate	53%	94%		40%	43%	53%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Amount represents less than $0.5 million.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.64% (Note 12).

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Investment Grade Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment series of Legg Mason Partners Investment Funds, Inc. (the “Company”), a Maryland corporation, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Credit and Market Risk. Investments in securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of full accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

26         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

(i) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$3,013,202	$(3,013,202)
(b)	$1,847,962	(1,847,962)	—

(a)	Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution.

(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and income from mortgage-backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.65%
Over $500 million	0.60

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investments, Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2007, LMIS and its affiliates received sales charges of approximately $8,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$62,000	$2,000

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$248,534,047	$136,500,297

Sales	135,526,930	220,948,056

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,064,325
Gross unrealized depreciation	(25,766,032)

Net unrealized depreciation	$(16,701,707)

At December 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	115	3/08	$12,608,684	$12,682,343	$73,659

Contracts to Sell:
U.S. Treasury 10-Year Notes	468	3/08	$53,026,230	$53,066,812	$(40,582)
U.S. Treasury Bonds	20	3/08	2,344,619	2,327,500	17,119

					$(23,463)

Net Unrealized Gain on Open Futures Contracts					$50,196

28         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

4.	Redemptions-In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by a pro rata distribution of portfolio securities. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the Fund’s investment valuation procedures as described in Note 1. For the year ended December 31, 2007, the Fund had redemptions-in-kind with total proceeds in the amount of $173,360,690. The net realized loss on these redemptions-in-kind amounted to $(2,878,836), which will not be realized for tax purposes.

5.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$1,051,669	$672,236	$59,473
Class B	824,679	373,426	36,880
Class C	494,502	281,256	12,635
Class I	—	251	67

Total	$2,370,850	$1,327,169	$109,055

6.	Distributions to Shareholders by Class

	Year Ended December 31, 2007	Year Ended December 31, 2006
Net Investment Income
Class A	$21,592,144	$22,439,700
Class B	4,862,742	6,178,871
Class C	3,138,399	3,102,240
Class I*	5,113,406	14,167,183

Total	$34,706,691	$45,887,994

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

7. Shares of Beneficial Interest

At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

distribution of its shares. Prior to April 16, 2007, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,297,436	$63,684,687	5,884,465	$70,829,590
Shares issued on reinvestment	1,573,540	18,846,853	1,627,904	19,565,434
Shares repurchased	(8,624,713)	(103,537,538)	(8,881,431)	(106,671,870)

Net Decrease	(1,753,737)	$(21,005,998)	(1,369,062)	$(16,276,846)

Class B
Shares sold	738,196	$8,843,172	1,039,831	$12,478,913
Shares issued on reinvestment	352,813	4,217,348	435,392	5,220,868
Shares repurchased	(3,149,875)	(37,738,628)	(4,173,172)	(50,051,655)

Net Decrease	(2,058,866)	$(24,678,108)	(2,697,949)	$(32,351,874)

Class C
Shares sold	1,903,815	$22,730,914	2,095,306	$25,062,989
Shares issued on reinvestment	224,849	2,676,662	214,690	2,565,314
Shares repurchased	(2,172,469)	(25,889,557)	(2,222,078)	(26,562,091)

Net Increase (Decrease)	(43,805)	$(481,981)	87,918	$1,066,212

Class I*
Shares sold	2,226,474	$26,971,240	5,132,084	$62,074,164
Shares issued on reinvestment	69,650	830,187	—	—
Shares repurchased	(15,309,864)	(181,832,987)	(15,140,812)	(181,644,289)

Net Decrease	(13,013,740)	$(154,031,560)	(10,008,728)	$(119,570,125)

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily
1/31/2008	$0.058900	$0.051616	$0.051966	$0.062004

30         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$34,706,691	$45,887,994

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(16,152,630)
Other book/tax temporary differences(a)	(2,056,704)
Unrealized appreciation/(depreciation)(b)	(16,651,511)

Total accumulated earnings/(losses) — net	$(34,860,845)

*	As of December 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2014	$(13,489,887)
12/31/2015	(2,662,743)

$(16,152,630)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser

32         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         33

Notes to Financial Statements (continued)

by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

11.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the

34         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

12.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

13.	Recent Accounting Pronouncement

On September 20, 2006, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report         35

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Investment Grade Bond Fund, a series of Legg Mason Partners Income Trust (formerly a series of Legg Mason Partners Investment Funds, Inc.) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Investment Grade Bond Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

36         Legg Mason Partners Investment Grade Bond Fund 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Investment Grade Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadviser and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board Approval of Management Agreement and Sub-Advisory Agreement

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

Legg Mason Partners Investment Grade Bond Fund         37

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

38         Legg Mason Partners Investment Grade Bond Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as A-rated corporate debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year period ended June 30, 2007 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Contractual Management Fees and the actual fees paid (the “Actual Management Fee”), and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Actual Management Fee takes into account certain fee waivers and reimbursements. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as A-rated debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median.

Legg Mason Partners Investment Grade Bond Fund         39

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

40         Legg Mason Partners Investment Grade Bond Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Investment Grade Bond Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

Legg Mason Partners Investment Grade Bond Fund         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None

42         Legg Mason Partners Investment Grade Bond Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

Legg Mason Partners Investment Grade Bond Fund         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Frances M. Guggino Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

44         Legg Mason Partners Investment Grade Bond Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

John Chiota 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Legg Mason Partners Investment Grade Bond Fund         45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

David Castano Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

Matthew Plastina Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

(1)	Each Trustee and officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

46         Legg Mason Partners Investment Grade Bond Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Interest from Federal Obligations	11.07%

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Partners Investment Grade Bond Fund         47

Legg Mason Partners Investment Grade Bond Fund

TRUSTEES

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,
Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

FD00317 2/08	SR08-504

Legg Mason Partners Investment Grade Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS INVESTMENT GRADE BOND FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $132,500 in 2006 and $157,100 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $17,867 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,296 in 2006, which was performed by PwC and KPMG and $15,100 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $0 in 2006 and $4,900 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following date of February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust , LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 6, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 6, 2008